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                 Filed pursuant to Rule 497(e) under the Securities Act of 1933
              Files Nos. 333-14725, 333-16617, 333-14729, 333-16611 & 333-16615

                                 SUPPLEMENT TO
                     STATEMENTS OF ADDITIONAL INFORMATION
                                March 30, 2006

Nuveen Municipal Trust                             Nuveen Multistate Trust III
Statement of Additional Information dated          Statement of Additional Information dated
August 29, 2005, as supplemented October 10, 2005  September 28, 2005

Nuveen Multistate Trust I                          Nuveen Multistate Trust IV
Statement of Additional Information dated          Statement of Additional Information dated
September 28, 2005                                 September 28, 2005

Nuveen Multistate Trust II
Statement of Additional Information dated
June 28, 2005, as supplemented October 10, 2005

In the section entitled Additional Information on the Purchase and Redemption of Fund Shares and Shareholder Programs, under Elimination of Sales Charge on Class A Shares, the following language replaces the language regarding employer-sponsored retirement plans:

  . employer-sponsored retirement plans except SEPs, SAR-SEPs, SIMPLE IRAs and KEOGH plans; and

  . with respect to purchases by employer-sponsored retirement plans with at least 25 employees and that either (a) make an initial purchase of one or more Nuveen Mutual Funds aggregating $500,000 or more; or (b) execute a Letter of Intent to purchase in the aggregate $500,000 or more of fund shares. Nuveen will pay Authorized Dealers a sales commission equal to 1% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of any amount purchased over $5.0 million. Unless the authorized dealer elects to waive the commission, a contingent deferred sales charge of 1% will be assessed on redemptions within 18 months of purchase, unless waived. Municipal bond funds are not a suitable investment for individuals investing in retirement plans.

In the section entitled Additional Information on the Purchase and Redemption of Fund Shares, under Class R Share Purchase Eligibility, the following language replaces the Class R share eligibility language:

Class R Shares are available for purchase of $10 million or more and for purchases using dividends and capital gains distributions on Class R Shares. Class R Shares also are available for the following categories of investors:

  . officers, trustees and former trustees of the Trust or any Nuveen-sponsored registered investment company and their immediate family members or trustees/directors of any fund sponsored by Nuveen, any parent company of Nuveen and subsidiaries thereof and their immediate family members;

  . bona fide, full-time and retired employees of Nuveen, and subsidiaries thereof, or their immediate family members;

  . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members; (Any shares purchased by investors falling within any of the first three categories listed above must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by a Fund.)

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  .   bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

  . investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

  . institutional advisory clients of Nuveen and its affiliates investing $1,000,000 or more;

  . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services; and

  . employer-sponsored retirement plans except SEPs, SAR-SEPs, SIMPLE IRAs and KEOGH plans.

In addition, in the section entitled Additional Information on the Purchase and Redemption of Fund Shares, the following section should be deleted from the Statement of Additional Information:

Reinvestment of Redemption Proceeds from Unaffiliated Funds Subject to Merger or Closure

You may also purchase Class A Shares at net asset value without a sales charge if the purchase takes place through a broker-dealer and represents the reinvestment of the proceeds of the redemption of shares of one or more registered investment companies not affiliated with Nuveen that are subject to merger or closure. You must provide appropriate documentation that the redemption occurred not more than 90 days prior to the reinvestment of the proceeds in Class A Shares, and that you either paid an up-front sales charge or were subject to a contingent deferred sales charge in respect of the redemption of such shares of such other investment company.

                                                                MGN-MUSAI-0306D